Herman Miller, Inc. Supplemental Financial Data
Six Months Ended 11/29/2014
(Unaudited) ($ in millions except per share data and square footage metrics)

Earnings Release Data Supplement

Herman Miller, Inc. (together with its consolidated subsidiaries, the "company", "we", "our" or "us") provides this supplement to assist investors in evaluating the company's financial and operating results and metrics. We suggest that the narratives to each of the tables included in this supplement be read in conjunction with the financial tables. The financial information included in this supplement contains certain non-GAAP financial measures, as explained in more detail in Section II below. The company intends to update this supplement on a quarterly basis.

Herman Miller, Inc. Supplemental Financial Data
Six Months Ended 11/29/2014
(Unaudited) ($ in millions except per share data and square footage metrics)

I. Operating Segment Information

The table below summarizes select financial information, for the periods indicated, related to each of the company’s reportable operating segments. The North American Furniture Solutions segment includes the operations associated with the design, manufacture, and sale of furniture products for work-related settings, including office, education, and healthcare environments, throughout the United States and Canada. The business associated with the company's owned contract furniture dealers is also included in the North American Furniture Solutions segment. The ELA Furniture Solutions segment includes EMEA, Latin America, and Asia-Pacific. ELA includes the operations associated with the design, manufacture, and sale of furniture products, primarily for work-related settings, in these aforementioned geographic regions. The Specialty segment includes the operations associated with the design, manufacture, and sale of high-craft furniture products and textiles including Geiger wood products, Maharam textiles and Herman Miller Collection products. The Consumer segment includes operations associated with the sale of modern design furnishings and accessories to third party retail distributors, as well as, direct to consumer sales through eCommerce and Design Within Reach retail studios. The Corporate category consists primarily of unallocated corporate expenses including, if applicable to the periods shown, restructuring, impairment, acquisition related costs, and other unallocated corporate costs.

	Three Months Ended		Six Months Ended
Net Sales	11/29/2014	11/30/2013	11/29/2014	11/30/2013
North America	$315.3	$297.1	$636.4	$615.3
ELA	114.3	103.1	209.7	184.7
Specialty	55.4	53.2	110.0	105.2
Consumer	80.4	17.1	119.0	33.4
Corporate	—	—	—	—
Total	$565.4	$470.5	$1,075.1	$938.6

% Change in Net Sales
North America	6.1%		3.4%
ELA	10.9%		13.5%
Specialty	4.1%		4.6%
Consumer	370.2%		256.3%
Corporate	n/a		n/a
Total	20.2%		14.5%

Operating Earnings (Loss)
North America	$32.3	$(119.0)	$68.5	$(85.0)
ELA	10.4	8.2	13.5	8.1
Specialty	2.8	(8.9)	5.7	(7.1)
Consumer	1.5	(1.3)	3.8	2.1
Corporate	(0.3)	(4.2)	(2.6)	(4.2)
Total	$46.7	$(125.2)	$88.9	$(86.1)

Operating Earnings (Loss) % Net Sales
North America	10.2%	(40.1)%	10.8%	(13.8)%
ELA	9.1%	8.0%	6.4%	4.4%
Specialty	5.1%	(16.7)%	5.2%	(6.7)%
Consumer	1.9%	(7.6)%	3.2%	6.3%
Corporate	n/a	n/a	n/a	n/a
Total	8.3%	(26.6)%	8.3%	(9.2)%

Herman Miller, Inc. Supplemental Financial Data
Six Months Ended 11/29/2014
(Unaudited) ($ in millions except per share data and square footage metrics)

II. Non-GAAP Financial Measures
This presentation contains certain non-GAAP financial measures; including Adjusted Earnings per Share, Adjusted Operating Earnings, Adjusted EBITDA, and Organic Growth (Decline). Adjusted Earnings per Share and Adjusted Operating Earnings are calculated by excluding from Earnings per Share and Operating Earnings items that we believe are not indicative of our ongoing operating performance. For the periods covered by this release, such items consist of expenses associated with restructuring actions taken to adjust our cost structure to the current business climate, transition-related expenses, including amortization and settlement expenses, relating to defined benefit pension plans that we have terminated, expenses associated with acquisition related inventory adjustments, and transaction expenses associated with our acquisition of DWR. Adjusted EBITDA is calculated by excluding depreciation and amortization from Adjusted Operating Earnings. We present Adjusted Earnings per Share, Adjusted Operating Earnings, and Adjusted EBITDA because we consider them to be important supplemental measures of our performance and believe them to be useful in analyzing ongoing results from operations. Organic Growth (Decline) represents the change in revenue and orders, excluding currency translation effects and the impacts of acquisitions and divestitures.

Adjusted Earnings per Share, Adjusted Operating Earnings, Adjusted EBITDA and Organic Growth (Decline) are not measurements of our financial performance under GAAP and should not be considered an alternative to the related GAAP measurement. These non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. In addition, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of non-GAAP measures should not be construed as an indication that our future results will be unaffected by unusual or infrequent items. We compensate for these limitations by providing equal prominence of our GAAP results.

A. Reconciliation of Earnings per Share to Adjusted Earnings per Share	Three Months Ended		Six Months Ended
	11/29/2014	11/30/2013	11/29/2014	11/30/2013
Earnings per Share - Diluted	$0.46	$(1.37)	$0.88	$(0.99)
Add: Legacy Pension Expenses	—	1.74	—	1.77
Add: Restructuring / Impairment Expenses	—	0.05	—	0.05
Add: Acquisition-Related Inventory Adjustments	0.05	—	0.08	0.01
Add: Acquisition Expenses	—	—	0.02	—
Adjusted Earnings per Share – Diluted	$0.51	$0.42	$0.98	$0.84

Weighted Average Shares Outstanding used for Calculating Adjusted Earnings per Share – Diluted	60,024,518	59,537,605	59,952,634	59,445,301

B. Reconciliation of Operating Earnings to Adjusted Operating Earnings and Adjusted EBITDA	Three Months Ended		Six Months Ended
	11/29/2014	11/30/2013	11/29/2014	11/30/2013
Operating Earnings	$46.7	$(125.2)	$88.9	$(86.1)
Add: Legacy Pension Expenses	—	161.3	—	164.4
Add: Restructuring / Impairment Expenses	—	4.0	—	4.0
Add: Acquisition-Related Inventory Adjustments	4.8	—	7.8	1.4
Add: Acquisition Expenses	0.2	—	2.2	—
Adjusted Operating Earnings	$51.7	$40.1	$98.9	$83.7

Less: Other, net	0.1	(0.2)	0.1	(0.1)
Add: Depreciation and Amortization	13.2	10.5	25.2	21.6
Adjusted EBITDA	$64.8	$50.8	$124.0	$105.4

Herman Miller, Inc. Supplemental Financial Data
Six Months Ended 11/29/2014
(Unaudited) ($ in millions except per share data and square footage metrics)

C. Reconciliation of Operating Earnings to Adjusted Operating Earnings and Adjusted EBITDA by Segment

	Three Months Ended						Three Months Ended
	11/29/14						11/30/13
	North America	ELA	Specialty	Consumer	Corporate	Total	North America	ELA	Specialty	Consumer	Corporate	Total

Operating Earnings (Loss)	$32.3	$10.4	$2.8	$1.5	$(0.3)	$46.7	$(119.0)	$8.2	$(8.9)	$(1.3)	$(4.2)	$(125.2)
% Net Sales	10.2%	9.1%	5.1%	1.9%	n/a	8.3%	(40.1)%	8.0%	(16.7)%	(7.6)%	n/a	(26.6)%

Add: Restructuring / Impairment Expenses	—	—	—	—	—	—	—	—	—	—	4.0	4.0
Add: Acquisition-Related Inventory Adjustments	—	—	—	4.8	—	4.8	—	—	—	—	—	—
Add: Legacy Pension Expenses	—	—	—	—	—	—	144.3	—	11.7	5.3	—	161.3
Acquisition Expenses	—	—	—	—	0.2	0.2	—	—	—	—	—	—

Adjusted Operating Earnings (Loss)	$32.3	$10.4	$2.8	$6.3	$(0.1)	$51.7	$25.3	$8.2	$2.8	$4.0	$(0.2)	$40.1
% Net Sales	10.2%	9.1%	5.1%	7.8%	n/a	9.1%	8.5%	8.0%	5.3%	23.4%	n/a	8.5%

Less: Other, net	—	—	—	—	0.1	0.1	—	—	—	—	(0.2)	(0.2)
Add: Depreciation and Amortization	7.0	2.2	1.8	2.1	0.1	13.2	7.6	1.4	1.3	0.2	—	10.5
Adjusted EBITDA	$39.3	$12.6	$4.6	$8.4	$(0.1)	$64.8	$32.9	$9.6	$4.1	$4.2	$—	$50.8

	Six Months Ended						Six Months Ended
	11/29/14						11/30/13
	North America	ELA	Specialty	Consumer	Corporate	Total	North America	ELA	Specialty	Consumer	Corporate	Total

Operating Earnings (Loss)	$68.5	$13.5	$5.7	$3.8	$(2.6)	$88.9	$(85.0)	$8.1	$(7.1)	$2.1	$(4.2)	$(86.1)
% Net Sales	10.8%	6.4%	5.2%	3.2%	n/a	8.3%	(13.8)%	4.4%	(6.7)%	6.3%	n/a	(9.2)%

Add: Restructuring / Impairment Expenses	—	—	—	—	—	—	—	—	—	—	4.0	4.0
Add: Acquisition-Related Inventory Adjustments	—	—	—	7.8	—	7.8	—	—	1.4	—	—	1.4
Add: Legacy Pension Expenses	—	—	—	—	—	—	147.0	—	12.2	5.2	—	164.4
Acquisition Expenses	—	—	—	—	2.2	2.2	—	—	—	—	—	—
Adjusted Operating Earnings	$68.5	$13.5	$5.7	$11.6	$(0.4)	$98.9	$62.0	$8.1	$6.5	$7.3	$(0.2)	$83.7
% Net Sales	10.8%	6.4%	5.2%	9.7%	n/a	9.2%	10.1%	4.4%	6.2%	21.9%	n/a	8.9%

Less: Other, net	—	—	—	—	0.1	0.1	—	—	—	—	(0.1)	(0.1)
Add: Depreciation and Amortization	14.2	4.4	3.5	3.0	0.1	25.2	14.7	3.4	3.0	0.5	—	21.6
Adjusted EBITDA	$82.7	$17.9	$9.2	$14.6	$(0.4)	$124.0	$76.7	$11.5	$9.5	$7.8	$(0.1)	$105.4

Herman Miller, Inc. Supplemental Financial Data
Six Months Ended 11/29/2014
(Unaudited) ($ in millions except per share data and square footage metrics)

D. Organic Sales Growth (Decline) by Segment

	Three Months Ended						Three Months Ended
	11/29/14						11/30/13
	North America	ELA	Specialty	Consumer	Corporate	Total	North America	ELA	Specialty	Consumer	Corporate	Total
Net Sales, as reported	$315.3	$114.3	$55.4	$80.4	$—	$565.4	$297.1	$103.1	$53.2	$17.1	$—	$470.5
% change from PY	6.1%	10.9%	4.1%	370.2%	n/a	20.2%

Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	—	(2.7)	—	—	—	—	(2.7)
Currency Translation Effects (1)	1.6	2.9	—	0.1	—	4.6	—	—	—	—	—	—
Acquisition	—	—	—	(66.8)		(66.8)	—	—	—	—	—	—
Acquisition Intercompany Elimination	—	—	—	5.8	—	5.8	—	—	—	—	—	—
Net sales, proforma	$316.9	$117.2	$55.4	$19.5	$—	$509.0	$294.4	$103.1	$53.2	$17.1	$—	$467.8
% change from PY	7.6%	13.7%	4.1%	14.0%	n/a	8.8%

	Six Months Ended						Six Months Ended
	11/29/14						11/30/13
	North America	ELA	Specialty	Consumer	Corporate	Total	North America	ELA	Specialty	Consumer	Corporate	Total
Net Sales, as reported	$636.4	$209.7	$110.0	$119.0	$—	$1,075.1	$615.3	$184.7	$105.2	$33.4	$—	$938.6
% change from PY	3.4%	13.5%	4.6%	256.3%	n/a	14.5%

Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	—	(5.3)	—	—	—	—	(5.3)
Currency Translation Effects (1)	2.4	1.0	0.1	0.1	—	3.6	—	—	—	—	—	—
Acquisition	—	—	—	(88.4)	—	(88.4)	—	—	—	—	—	—
Acquisition Intercompany Elimination	—	—	—	7.4	—	7.4	—	—	—	—	—	—
Net sales, proforma	$638.8	$210.7	$110.1	$38.1	$—	$997.7	$610.0	$184.7	$105.2	$33.4	$—	$933.3
% change from PY	4.7%	14.1%	4.7%	14.1%	n/a	6.9%

(1) Currency translation effects represent the estimated net impact of translating current period sales and orders using the average exchange rates applicable to the comparable prior year period

Herman Miller, Inc. Supplemental Financial Data
Six Months Ended 11/29/2014
(Unaudited) ($ in millions except per share data and square footage metrics)

E. Organic Order Growth (Decline) by Segment

	Three Months Ended						Three Months Ended
	11/29/14						11/30/13
	North America	ELA	Specialty	Consumer	Corporate	Total	North America	ELA	Specialty	Consumer	Corporate	Total
Orders, as reported	$319.3	$112.4	$53.2	$87.2	$—	$572.1	$333.7	$104.4	$51.8	$13.0	$—	$502.9
% change from PY	(4.3)%	7.7%	2.7%	570.8%	n/a	13.8%

Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	—	(2.7)	—	—	—	—	(2.7)
Currency Translation Effects (1)	1.6	3.0	—	—	—	4.6	—	—	—	—	—	—
Acquisition	—	—	—	(73.1)	—	(73.1)	—	—	—	—	—	—
Acquisition Intercompany Elimination	—	—	—	9.2	—	9.2	—	—	—	—	—	—
Orders, proforma	$320.9	$115.4	$53.2	$23.3	$—	$512.8	$331.0	$104.4	$51.8	$13.0	$—	$500.2
% change from PY	(3.1)%	10.5%	2.7%	79.2%	n/a	2.5%

	Six Months Ended						Six Months Ended
	11/29/14						11/30/13
	North America	ELA	Specialty	Consumer	Corporate	Total	North America	ELA	Specialty	Consumer	Corporate	Total
Orders, as reported	$632.0	$224.2	$110.3	$122.6	$—	$1,089.1	$632.4	$203.6	$105.2	$32.9	$—	$974.1
% change from PY	(0.1)%	10.1%	4.8%	272.6%	n/a	11.8%

Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	—	(5.3)	—	—	—	—	(5.3)
Currency Translation Effects (1)	2.6	1.0	—	—	—	3.6	—	—	—	—	—	—
Acquisition	—	—	—	(93.5)	—	(93.5)	—	—	—	—	—	—
Acquisition Intercompany Elimination	—	—	—	10.3	—	10.3	—	—	—	—	—	—
Orders, proforma	$634.6	$225.2	$110.3	$39.4	$—	$1,009.5	$627.1	$203.6	$105.2	$32.9	$—	$968.8
% change from PY	1.2%	10.6%	4.8%	19.8%	n/a	4.2%

(1) Currency translation effects represent the estimated net impact of translating current period sales and orders using the average exchange rates applicable to the comparable prior year period

Herman Miller, Inc. Supplemental Financial Data
Six Months Ended 11/29/2014
(Unaudited) ($ in millions except per share data and square footage metrics)

F. DWR Studio Annualized Net Revenue per Square Foot - Trailing Eight Quarters

	Q2 Fiscal 2015	Q1 Fiscal 2015	Q4 Fiscal 2014	Q3 Fiscal 2014
Average Studio Square Footage	248,216	240,350	225,518	215,521
Annualized Net Revenue per Square Foot	$740	$714	$765	$656
Studio Count at Quarter End	37	38	39	38

	Q2 Fiscal 2014	Q1 Fiscal 2014	Q4 Fiscal 2013	Q3 Fiscal 2013
Average Studio Square Footage	215,472	218,372	223,272	212,123
Annualized Net Revenue per Square Foot	$780	$658	$718	$617
Studio Count at Quarter End	41	41	43	44

Herman Miller, Inc. Supplemental Financial Data
Six Months Ended 11/29/2014
(Unaudited) ($ in millions except per share data and square footage metrics)

G. Sales and Earnings Guidance - Upcoming Quarter and Full Year	Company Guidance	Company Guidance
	Q3 Fiscal 2015	Full Year Fiscal 2015
Net Sales	$510 to $530	$2,145 to $2,185
Gross Margin %	36% to 37%
Operating Expenses	$152 to $156
Effective Tax Rate	Approximately 34%
Earnings Per Share, Diluted	$0.33 to $0.37	$1.71 to $1.79
Adjusted Earnings Per Share, Diluted	N/A	$1.80 to $1.88

Herman Miller, Inc. Supplemental Financial Data
Six Months Ended 11/29/2014
(Unaudited) ($ in millions except per share data and square footage metrics)

Forward Looking Statements

This document and the related earnings press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended, that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about the office furniture industry, the economy, and the company itself. Words like “anticipates,” “believes,” “confident,” “estimates,” “expects,” “forecasts,” “likely,” “plans,” “projects,” “should,” variations of such words, and similar expressions identify such forward-looking statements. These statements do not guarantee future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. These risks include, without limitation, employment and general economic conditions, the pace of economic recovery in the U.S. and international markets, the level of anticipated pension expenses, the pace and level of government procurement, the impact of the Affordable Care Act on healthcare markets, the increase in white-collar employment, the willingness of customers to undertake capital expenditures, the types of products purchased by customers, competitive-pricing pressures, the availability and pricing of raw materials, our reliance on a limited number of suppliers, currency fluctuations, the ability to increase prices to absorb the additional costs of raw materials, the financial strength of our dealers and customers, the mix of our products purchased by customers, our ability to attract and retain key executives and other qualified employees, our ability to continue to make product innovations, the success of newly introduced products, our ability to serve all of our markets, possible acquisitions, divestitures or alliances, the outcome of pending litigation or governmental audits or investigations, political risk in the markets we serve, and other risks identified in our filings with the Securities and Exchange Commission. Therefore, actual results and outcomes may materially differ from what we express or forecast. Furthermore, Herman Miller, Inc. undertakes no obligation to update, amend or clarify forward-looking statements.